SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

         Filed by the Registrant [X]
         Filed by a Party other than the Registrant [ ]
         Check the appropriate box:
         [ ] Preliminary Proxy Statement
         [ ] Confidential, for Use of the Commission Only (as permitted by
             Rule 14a-6(e)(2))
         [x] Definitive Proxy Statement
         [ ] Definitive Additional Materials
         [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
             Section 240.14a-12


                                Informedics, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Carol Dey Hibbs
-------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
         [x] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

             (1) Title of each class of securities to which transaction applies:

                 --------------------------------------------------------------

             (2) Aggregate number of securities to which transaction applies:

                 --------------------------------------------------------------

             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                 --------------------------------------------------------------

             (4) Proposed maximum aggregate value of transaction:

                 --------------------------------------------------------------

             (5) Total fee paid:

                 --------------------------------------------------------------

     [ [ Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             (1) Amount Previously Paid:

             ------------------------------------------------------------------

             (2) Form, Schedule or Registration Statement no.:

             ------------------------------------------------------------------


             (3) Filing Party:

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             (4) Date Filed:

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

                                INFORMEDICS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 March 14, 1997


To the shareholders of Informedics, Inc.


          The annual meeting of the shareholders of Informedics, Inc., an Oregon corporation (the "Company"), will be held at 10 a.m. on March 14, 1997 at the offices of the Company, located at 4000 Kruse Way Place, Building 3, Suite 155, Lake Oswego, Oregon, for the following purposes:

          1. To elect a Board of Directors for the current year.

          2. To ratify the appointment of Deloitte & Touche LLP as the independent public accountants of the Company for fiscal 1997.

          3. To transact such other business as may be properly brought before the meeting.

          The foregoing items of business are more fully described in the proxy statement accompanying this notice.

          All shareholders are invited to attend the meeting. Shareholders of record at the close of business on January 27, 1997, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting.

                                         By order of the Board of Directors.

                                         Ronald L. Greenman
                                         Secretary

Portland, Oregon
February 11, 1997


-------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT. Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the accompanying envelope to ensure that your shares will be voted.
-------------------------------------------------------------------------------

                                INFORMEDICS, INC.

                                 PROXY STATEMENT

                       1997 ANNUAL MEETING OF SHAREHOLDERS


                                  INTRODUCTION

          The enclosed proxy is solicited by the Board of Directors of Informedics, Inc. (the "Company"), to be used at the annual meeting of shareholders to be held on March 14, 1997, and at any and all adjournments thereof. A copy of the notice of the meeting is attached. The Company expects to mail this proxy statement and the proxy to shareholders on or about February 11, 1997.

          The persons named in the enclosed proxy will vote in the manner directed and, in the absence of such direction, will vote for the election of each of the named nominees for director and for approval of Deloitte & Touche LLP ("Deloitte & Touche") as the Company's independent public accountants. As to other items of business that may arise at the meeting, they will vote in accordance with their best judgment. "Abstentions" and "withheld" votes will be counted toward the quorum requirement for the meeting but will not be counted for or against any proposal. Broker non-votes will be counted in determining whether a quorum is present, but will not be counted either for or against the proposal at issue.

          Any proxy submitted by a shareholder may be revoked by the shareholder at any time before its use by giving notice of such revocation to the Secretary of the Company. If a shareholder attends the meeting and desires to vote in person, his or her proxy will not be used. The Company's principal office is located at 4000 Kruse Way Place, Building 3, Suite 300, Lake Oswego, Oregon 97035.

          The solicitation of proxies is being handled by the Company at its cost, principally through the use of the mails. Brokers, dealers, banks and other nominees will be requested to forward soliciting material to the beneficial owners of the shares and to obtain authorization for the execution of proxies.

          A copy of the Company's Annual Report to Shareholders for the fiscal year ended October 31, 1996 is enclosed.

          A COPY OF THE COMPANY'S 1996 ANNUAL REPORT ON FORM 10-KSB, FILED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON REQUEST TO DALE E. CONNER, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, INFORMEDICS, INC., 4000 KRUSE WAY PLACE, BUILDING 3, SUITE 300, LAKE OSWEGO, OREGON 97035.

                                  VOTING RIGHTS

          All holders of record of the Company's Common Stock ("Common Stock") at the close of business on January 27, 1997 will be entitled to vote in person or by proxy at the annual meeting. On that date, 2,650,307 shares of Common Stock were outstanding and entitled to vote. The holders of the Common Stock are entitled to one vote for each share of Common Stock held. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock at the annual meeting will constitute a quorum for the transaction of business.

                             PRINCIPAL SHAREHOLDERS

          The following table shows, as of January 27, 1997, the number and percentage of outstanding shares of the Company's Common Stock beneficially owned by each person known by the Company to beneficially own 5 percent or more of the Company's Common Stock, by each director, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group.

 Name and Address             Amount and Nature             Percentage of
of Beneficial Owner       of Beneficial Ownership(1)        Common Stock
-------------------       --------------------------        -------------

John Tortorici                     292,344                      10.7 %
Tigard, Oregon

Gerald R. Kelly                      4,333                       0.2 %
Sherwood, Oregon

Charles V. Dexter                   96,998                       3.6 %
Vancouver, Washington

Richard D. Glaser, Ph.D.            64,999                       2.4 %
Carlisle, Massachusetts

Ronald G. Witcosky                  42,499                       1.6 %
Portland, Oregon


All officers and directors
as a group (eight persons)(2)
____________________               552,011                      18.8 %

(Footnotes on next page)

(Footnotes from previous page)

(1) A person is considered to "beneficially own" any shares: (a) over which such person exercises sole or shared voting or investment power; or (b) of which such person has the right to acquire ownership at any time within 60 days (e.g., through conversion of securities or exercise of stock options). Voting and investment power relating to the above shares is exercised solely by the beneficial owner.

(2) These figures include 93,011 shares for Mr. Tortorici, 39,999 shares for Dr. Glaser, 59,998 shares for Mr. Dexter, 39,999 shares for Mr. Witcosky, 3,333 for Mr. Kelly, and 287,178 shares for the group, which such persons and the group have the right to acquire by exercise of stock options within 60 days after January 27, 1997.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

          A Board of five directors will be elected. Four of the five nominees were elected as directors at the last annual meeting of the shareholders. Gerald
P. Kelly was elected to the Board at the June 14, 1996 meeting of the Board of Directors.

          A quorum being present at the shareholder meeting, the five nominees for director receiving the most votes cast in person or by proxy will be elected as directors for the current year. There is no cumulative voting. Shareholders cannot vote for more than five directors. Directors will hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified. All nominees for director have agreed to serve if elected. If any nominee should become unavailable to serve as a director prior to the annual meeting, the persons named in the enclosed proxy will vote for such substitute nominee as may be designated by the Board of Directors.

          Background information on each of the nominees is as follows:

          John Tortorici, age 54, is the Chairman and Chief Executive Officer of the Company. He founded the Company in 1979, and he has been a director since then. He also served as the Company's President until 1996 and as Chief Financial Officer from 1985 to 1992.

          Gerald P. Kelly, age 50, has been a director of the Company since June 1996, when he also was promoted to President and Chief Operating Officer of the Company. He joined the Company in January 1996 as Senior Vice President--Physician Products Division. From 1986 to 1995, he was with Reynolds and Reynolds Healthcare Systems (formerly Poorman-Douglas Corp.) where he served as Vice President of Sales and Marketing and was named General Manager in 1995.

          Charles V. Dexter, age 56, has been a director of the Company since 1991. He is President of C.V. Dexter and Company, a management consulting company, which he founded in 1991. From January 1996 to May 1996, he was the Company's Senior Vice President--Lab Products Division. He was the Company's Executive Vice President and Chief Operating Officer from June 1994 until January 1996. In June 1993, Mr. Dexter became a principal and Vice President of the Achen Group, a healthcare consulting and investment company located in Dana Point, California.

          Richard D. Glaser, Ph.D., age 54, has been a director of the Company since 1986. He is a business consultant to companies in the biotechnology industry through RDG & Associates (a consulting company in which he is a principal). He was Chief Operating Officer and a director of MacroChem Corporation, a drug delivery company, between March 1993 and June 1995. He served as President of Maximed Corporation from 1988 to 1993 and of Bio Environmental Products Corporation from 1990 to 1993. Dr. Glaser resigned as President of both these companies when he joined MacroChem Corporation. He continues to serve these two companies as a director. Both companies are engaged in biotechnical research. Dr. Glaser also serves as a director of Benchmark Communications, Inc., a corporate communications company.

          Ronald G. Witcosky, age 56, has been a director of the Company since 1991. He is President of Witcosky Associates, a financial consulting firm, which he founded in 1989. Through that company, he has served as President and Chief Executive Officer of Harris Holdings, Inc. since December 1995. He also serves as a director of Harris Holdings, Inc., three subsidiaries of Harris Holdings, Inc. and Truax-Harris Energy LLC (all of which are involved in petroleum sales and distribution in the Northwest). Mr. Witcosky is a certified public accountant.

          The Board of Directors met formally four times and acted by consent minutes twice during the 1996 fiscal year. All directors attended each meeting of the Board and of each committee on which the director served.

Board Committees
----------------

          The Board of Directors has three committees: an Audit Committee, a Compensation Committee, and an Executive Committee. The Audit Committee's purposes are, among other things, to make recommendations concerning the selection of the Company's independent auditors, to review the independence of such auditors, to review the scope of services to be performed by the independent auditors, and to review internal accounting procedures and the implementation by the Company of recommendations made by the independent auditors. Mr. Witcosky and Mr. Dexter serve on the Audit Committee, with Mr. Witcosky acting as Chairman. The Audit Committee acted by consent minutes once during fiscal 1996, but did not meet formally in fiscal 1996.

          The purposes of the Compensation Committee are to make recommendations to the Board of Directors with respect to executive compensation and to administer the Company's employee stock option plans. The Company's two outside directors, Dr. Glaser and Mr. Witcosky, serve on the Compensation Committee, with Dr. Glaser acting as Chairman. The Compensation Committee acted by consent minutes six times during the 1996 fiscal year, but did not meet formally in fiscal 1996.

          The purpose of the Executive Committee is to make Board decisions in the absence of the Board of Directors. Mr. Tortorici and Mr. Witcosky serve on the Executive Committee. The Executive Committee generally meets weekly on an informal basis, but did not meet formally or act by consent minutes during the 1996 fiscal year.

          The Board of Directors does not have a nominating committee.

                               EXECUTIVE OFFICERS

          The executive officers of the Company as of the date of this proxy statement are as follows: Has Served in Present Name Age Office Office

                                                                 Has Served
                                                                 in Present
     Name                 Age       Office                         Office
     ----                 ---       ------                       ----------

John Tortorici            54        Chairman and Chief           Since 1979
                                    Executive Officer

Gerald P. Kelly           50        President and Chief          Since 1996
                                    Operating Officer

Dale E. Conner            41        Vice President and           Since 1992
                                    Chief Financial Officer

Richard R. Emery Jr.      29        Vice President--             Since 1996
                                    Customer Service

William D. Montgomery     55        Vice President--             Since 1995
                                    Software Development


          See "Election of Directors" for biographical information concerning John Tortorici and Gerald P. Kelly.

          Dale E. Conner was named Vice President and Chief Financial Officer of the Company in 1992. He joined the Company in 1989 as Financial Manager.

          Richard R. Emery, Jr. was named Vice President--Customer Service in October 1996. From June 1996 to October 1996, he served as Vice President--Lab Products Division. From November 1995 to June 1996, he served as Product Manager. From December 1992 to November 1995, he served as Customer Service Supervisor. He joined the Company in 1991 as a customer service representative.

          William D. Montgomery joined the Company in February 1994 as Senior System Analyst, later became Manager of Software Development, and was named Vice President--Software Development in January 1995. From 1989 until he joined the Company, Mr. Montgomery was an independent consultant. During that period, he also was a partner in Northwest Construction Software (1992-1994) and a partner in Pacific Software Group (1989-1991).

                             EXECUTIVE COMPENSATION

          The following table sets forth the cash compensation paid during the last three fiscal years to the Company's Chairman and Chief Executive Officer and the Company's President and Chief Operating Officer, the only officers of the Company whose total annual salary and bonus exceeded $100,000 for the last fiscal year:

                           SUMMARY COMPENSATION TABLE

                                                                                          Long-Term
                                                                                         Compensation

                                     Annual Compensation                                     Awards

                                                                                          Securities
    Name and                                                           Other Annual       Underlying       All Other
    Principal                            Salary(1)         Bonus      Compensation(2)    Options/SARs    Compensation(3)
    Position          Fiscal Year           ($)             ($)            ($)               (#)              ($)
    ---------         -----------        ---------         ------     ---------------    ------------    ---------------


John Tortorici,         1996              150,000          1,250                                            2,204
Chairman and
Chief Executive         1995              143,750          1,250                           25,000           3,270
Officer
                        1994              125,000                                          59,679(4)        2,275


Gerald P. Kelly,        1996              100,559                                          60,000             866
President and
Chief Operating
Officer(5)



(1) Includes amounts Mr. Tortorici and Mr. Kelly contributed to the Company's 401(k) Savings Plan (the "Savings Plan"). No director fees are paid to Mr. Tortorici or Mr. Kelly for their service on the Board of Directors of the Company.

(2) Perquisites and other personal benefits, if any, did not exceed 10 percent of total annual salary and bonus for Mr. Tortorici or Mr. Kelly for any of the periods indicated.

(3) Includes the Company's contributions to the Savings Plan for Mr. Tortorici's and Mr. Kelly's benefit.

(4) Includes an option for 28,503 shares, a portion of which replaced options for 7,518 shares reported for fiscal 1993.

(5)  Mr. Kelly commenced employment with the Company in January 1996.

Stock Option Information
------------------------

          The following tables set forth certain information regarding options for the purchase of the Company's Common Stock that were awarded to the Company's Chief Executive Officer and its President and Chief Operating Officer during fiscal 1996 or were held by them at October 31, 1996:


                        OPTION/SAR GRANTS IN FISCAL 1996
                        --------------------------------

                                Individual Grants
                                -----------------


                         Number of Securities          % of Total Options/
                         Underlying Options/             SARS Granted to             Exercise or Base         Expiration
    Name                    SARs Granted             Employees in Fiscal Year          Price ($/Sh)              Date
    ----                 --------------------        ------------------------        ----------------         ----------

John Tortorici                  -0-

Gerald P. Kelly               10,000                          7.6 %                       $1.56                1/2/2001

Gerald P. Kelly               50,000                         38.0 %                       $1.00                7/10/2001



               Aggregated Option/SAR Exercises in Last Fiscal Year
                          and FY-End Options/SAR Values



                                                          Number Securities                             Value of
                                                   Underlying Unexercised Options/               Unexercised In-the-Money
    Name                                                    SARs at FY-End                     Options/SARs at FY-End ($)(1)
    ----                                           ------------------------------              -----------------------------

                                                     Exercisable    Unexercisable              Exercisable     Unexercisable
                                                     -----------    -------------              -----------     -------------
John Tortorici                                         73,119           36,560                    $0.00            $0.00

Gerald P. Kelly                                          -0-            60,000                    $0.00            $0.00

--------------------

(1) On October 31, 1996, the market price of the Company's Common Stock was $0.84. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between that amount and the exercise price of the option multiplied by the number of the shares covered by the stock option.

Compensation of Directors
-------------------------

          The Company paid no fees to Mr. Tortorici or Mr. Kelly for services rendered as directors during the 1996 fiscal year. It paid $7,000 to Dr. Glaser and $3,000 to Mr. Witcosky, its outside directors, for services rendered as directors during the year. The Company also paid $4,000 to Mr. Witcosky for service on the Executive Committee during the 1996 fiscal year. In addition, the Company paid Witcosky Associates $7,947 of consulting fees for Mr. Witcosky serving as interim Chief Operating Officer. The Company paid $2,000 to Mr. Dexter who became an outside director in May 1996, after resigning his position as an officer of the Company. A nonstatutory option for 10,000 shares is automatically granted under the Company's stock option plan each year to each member of the Compensation Committee. In March 1996, such options were granted to Dr. Glaser and Mr. Witcosky. These five-year options have an exercise price of $1.19 per share and vest over three years.

Agreements With Certain Officers
--------------------------------

          The Company entered into an agreement in 1988 with Mr. Tortorici, which provides that, if the Company terminates his employment for any reason other than for "cause" (as defined in the agreement), including any termination in anticipation of or following a change in control of the Company, he will continue to be paid his then current base salary for a period of two years from the date of termination, or until he obtains permanent full-time employment, whichever occurs first. If the salary payable to him in his new employment is less than the annual base salary he received prior to termination, the Company will pay him, during the two-year period after termination, an amount so that his total compensation will equal his annual base salary in effect on termination.

          The Company entered into an employment agreement in 1996 with Mr. Kelly which provides for an annual salary of $125,000, a bonus opportunity of $25,000 per year based on performance criteria and achieving certain goals, and a stock option of 50,000 shares. Mr. Kelly's salary and insurance benefits are guaranteed for two years from his date of employment unless Mr. Kelly is terminated for willful misconduct. If the Company terminates Mr. Kelly's employment after his first two years of employment, the Company has agreed to provide Mr. Kelly with one year's salary and family insurance benefits.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and 10 percent shareholders to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and 10 percent shareholders are required by Commission regulations to furnish the Company with all Section 16(a) forms they file.

          Based solely on the Company's review of the copies of such forms the Company received and written representations from the Company's officers and directors, the Company believes that all required forms were timely filed in fiscal 1996, except that Gerald P. Kelly made his initial Form 3 filing a few days late and he reported one stock purchase on Form 4 late.

                                   PROPOSAL 2

                 APPROVAL OF THE INDEPENDENT PUBLIC ACCOUNTANTS
                              FOR THE CURRENT YEAR

          The Board of Directors has selected Deloitte & Touche as its independent public accountants for the current fiscal year. Deloitte & Touche, or its predecessor Deloitte Haskins & Sells, has been the principal accountant for the Company since 1986.

          Certified financial statements of the Company appear in the Company's 1996 Annual Report to Shareholders, a copy of which is enclosed with this proxy statement. Management recommends that shareholders ratify the appointment of Deloitte & Touche as the Company's independent public accountants for the current fiscal year. A representative of Deloitte & Touche will be present at the annual meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

          Accounting services provided by Deloitte & Touche during the year ended October 31, 1996 consisted of the audit of the financial statements of the Company, reviews of information in certain filings with the Commission, preparation of the Company's federal, state and local tax returns, and periodic consultation regarding accounting and financial matters.

          Approval of Proposal 2 will require that a quorum be present and that the number of votes cast in favor of the proposal exceed the number of votes cast in opposition to the proposal.


                              SHAREHOLDER PROPOSALS

          A proposal by a shareholder for inclusion in the Company' s proxy statement and form of proxy for the 1998 annual meeting of shareholders must be received by the Company at 4000 Kruse Way Place, Building 3, Suite 300, Lake Oswego 97035, attention: Secretary, on or before October 14, 1997 in order to be eligible for such inclusion.


                                  OTHER MATTERS

          While the notice of the annual meeting of shareholders provides for the transaction of such other business as may properly come before the meeting, management does not know of any matters to be presented other than those set forth in this proxy statement. If any further business is presented to the meeting, the persons named in the proxies will vote the shares represented by such proxies according to their best judgment.

                                    For the Board of Directors

                                    Ronald L. Greenman
                                    Secretary

Portland, Oregon
February 11, 1997

                                INFORMEDICS, INC.
                               COMMON STOCK PROXY
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 ANNUAL MEETING OF SHAREHOLDERS - MARCH 14, 1997

          The undersigned hereby appoints John Tortorici and Dale E. Conner, and each of them, proxies of the undersigned, with full power of substitution, to vote or represent and vote as designated below, on behalf of the undersigned, all shares that the undersigned is entitled to vote at the 1997 annual meeting of shareholders of Informedics, Inc. on March 14, 1997 and any adjournment or postponement thereof, with all powers that the undersigned would possess if personally present:

1. ELECT DIRECTORS (To withhold authority to vote for any individual nominee, strike a line through the nominee's name below):

   / /  VOTE FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary)

   / /  WITHHOLD AUTHORITY to vote for all nominees listed below

        John Tortorici        Richard D. Glaser, Ph.D.      Gerald P. Kelly
        Charles V. Dexter     Ron G. Witcosky

2. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY:

        / /  FOR              / /  AGAINST                  / /  ABSTAIN

          Either or both of the proxies may exercise all powers granted hereby. The proxies are authorized to vote in their discretion upon any other matters properly coming before the meeting or any adjournment or adjournments thereof.

          THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED FOR DIRECTOR, AND FOR APPROVAL OF PROPOSAL 2. IN ADDITION, THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

          Please date and sign exactly as your name or names appear below. If more than one name appears, all should sign. Persons signing as attorney, executor, administrator, trustee, guardian, corporate officer or in any other official or representative capacity, should also provide full title. If a partnership, please sign in full partnership name by authorized person.

                                        Dated:                 , 1997


                                        ---------------------------------------
                                                  (Signature)


                                        ---------------------------------------
                                                  (Signature)


  PLEASE SIGN, DATE, AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.